SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Global Income Builder VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectuses.
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Kevin Bliss, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Please Retain This Supplement for Future Reference

December 6, 2018
PROSTKR-1106